Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Wikiloan, Inc. for the quarter ended July 31, 2011, I, Marco Garibaldi, Chief Executive Officer of the Company,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended July 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended July 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Wikiloan Inc.

Date: September 19, 2011	By:	/s/ Marco Garibaldi
Marco Garibaldi
Chief Executive Officer, (Principal Executive Officer)